Exhibit 99.2 Rocket Lab USA, Inc Q3 2021 INVESTOR UPDATE November 15, 2021 rocketlabusa.com

DISCLAIMER AND FORWARD LOOKING STATEMENTS Forward Looking Statements This presentation may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our expectations of financial results for the third and fourth quarter of 2021, strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. Words such as, but not limited to, “anticipate,” “aim,” “believe,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “suggest,” “strategy,” “target,” “will,” “would,” and similar expressions or phrases, or the negative of those expressions or phrases, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by the forward-looking statements contained in this presentation, including risks related to the global COVID-19 pandemic, including risks related to government restrictions and lock-downs in New Zealand and other countries in which we operate that could delay or suspend our operations; delays and disruptions in expansion efforts; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased congestion from the proliferation of low Earth orbit constellations which could materially increase the risk of potential collision with space debris or another spacecraft and limit or impair our launch flexibility and/or access to our own orbital slots; increased competition in our industry due in part to rapid technological development and decreasing costs, technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; failure of our satellites to operate as intended either due to our error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions; product delays or failures; design and engineering flaws; launch failures; natural disasters and epidemics or pandemics; changes in governmental regulations, including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications, or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination rights; and the other risks detailed under the heading “Risk Factors” contained in our prospectus dated October 7, 2021 related to our Registration Statement on Form S-1 (File No. 333-259757), which was filed with the Securities and Exchange Commission (the SEC ) pursuant to Rule 424(b) on October 7, 2021, as well as other reports and information we file with the SEC from time to time. These forward-looking statements are based on Rocket Lab’s current plans, expectations and beliefs concerning future developments and their potential effects. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, there can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated and we may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. You should read this presentation with the understanding that our actual results may be materially different from the plans, intentions and expectations disclosed in the forward-looking statements we make. All forward-looking statements are qualified in their entirety by this cautionary statement. The forward-looking statements contained in this presentation are made as of the date of this presentation, and we do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise except as required by applicable law. Use of Non-GAAP Financial Measures To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including Adjusted EBITDA, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP research and development expenses, non-GAAP selling, general and administrative expense, non-GAAP interest and other income, and non-GAAP income (loss) from operations. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) amortization of purchased intangible assets; (iii) other non-recurring interest and other income (expenses), net attributable to acquisitions and (iv) non-cash income tax benefits and expenses. We also supplement our unaudited historical statements and forward-looking guidance with the measure of adjusted EBITDA, where adjustments to EBITDA include sharebased compensation, warrant expense related to customers and partners, foreign exchange gains or losses, and other non-recurring gains or losses. These non-GAAP measures are not in accordance with and do not serve as an alternative for GAAP. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance. Non-GAAP financial measures are not in accordance with and do not serve as an alternative for the presentation of our GAAP financial results. We are providing this information to enable investors to perform more meaningful comparisons of our operating results in a manner similar to management's analysis of our business. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. Reconciliations of non-GAAP measures for the historical periods disclosed are included in this presentation. We have not provided a reconciliation for forward-looking non-GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock based compensation and its related tax effects.

TODAY’S PRESENTERS Peter Beck Adam Spice Founder, Chief Executive Officer, Chief Engineer Chief Financial Officer

Agenda 1 Introduction 2 Key Accomplishments 3 Financial Highlights and Outlook 4 Sell-Side Q&A 5 Upcoming Conferences and Events

Noteworthy Events Signed deal to supply Selected to launch components for commercial NASA ACS3 Solar constellation Sail mission Backlog increased from $141m to $183M in Awarded multiple study Escapade Mars and development contracts NASA quarter ending 9/30/21, and stands with U.S. government Interplanetary customers Mission at $237m as of 11/15/21 Signed Orbital Debris Signed five launch deal with Includes contribution from ASI Removal Demonstration Kineis Mission with Astroscale

Continued strong bookings from repeat customers USG

Key Q3 2021 Accomplishments Awarded $24m space force contract to develop Neutron upper stage SIGNIFIES ROCKET LAB’S COMMITMENT TO BECOMING A LAUNCH PROVIDER FOR THE NATIONAL SECURITY SPACE LAUNCH (NSSL) PROGRAM, WHICH LAUNCHES THE US' MOST CRITICAL MISSIONS

Key Q3 2021 Accomplishments Passed key design review for twin photon mission to Mars RECEIVED NASA APPROVAL TO MOVE TOWARD LAUNCH FOR THE ESCAPADE MISSION. LED BY THE UNIVERSITY OF CALIFORNIA BERKELEY SPACE SCIENCES LABORATORY THE MISSION WILL STUDY MARS’ MAGNETOSPHERE WITH TWO ROCKET LAB PHOTON SPACECRAFT

Additional Accomplishments AFTER SEPTEMBER 30, 2021

Additional Accomplishments AFTER 9/30/2021 Achieved program kick-off orbital fuel depot demonstration on Photon Platform L O X S AT -1 MISSION IN PARTNERSHIP WITH ETA SPACE WILL DEMONSTRATE A CRYOGENIC OXYGEN FLUID MANAGEMENT SYSTEM FOR NASA

Additional Accomplishments AFTER 9/30/2021 $45.5m Purchase consideration ACQUIRED ADVANCED SOLUTIONS, INC. 137 years LEADER IN FLIGHT S O F TW A RE Cumulative flight software operations AND GNC + 20 years' experience serving leading aerospace prime contractors, the U.S. Air Force, U.S. DOD organizations, NASA, and commercial spacecraft developers 57 Team members

Additional Accomplishments
AFTER 9/30/2021

Acquisition Rationale

STRENGTHENS ROCKET LAB'S POSITION AS AN END-TO-END SPACE COMPANY DELIVERING A COMPLETE MISSION SOLUTIONS

+ Strategic GNC/FSW/AI&T /Ground Data Systems, including interplanetary capabilities for the Photon platform.

+ Consulting and licensing deals with large US & global prime contractors and US Defense and Civil agencies.

+ Colorado location, - nation's second-largest aerospace economy and home to cutting-edge space programs, military commands, research laboratories and universities.

+ Solid software team with industry leading products – extremely important to de-risk future missions and establishes a Space Systems software center of excellence in a scalable location in Colorado.


MATURE
137+
Cumulative years in space
VERSATILE
Designed with ALL spacecraft, operating systems and processors in mind
FLIGHT PROVEN
45+
Successful missions
SATELLITES
LANDERS+RPOD
OTV'S
LEO
MEO
GEO
INTERPLANETARY

Additional Accomplishments AFTER 9/30/2021 $42.0M in Cash +1.72m shares AGREED TO ACQUIRE +Up to 956k shares Purchase consideration + performance based earn-out PLANETARY SYSTEM CORPORATION 100% Mission success to date INDUSTRY LEADER IN SPACECRAFT SEPARATION SYSTEMS, VIEWED AS THE 24 STANDARD FOR US GOVERNMENT SMALLSAT MISSIONS, DELIVERING Team members LIGHTBANDS, CANISTERIZED SATELLITE *Expected to close in Q4 DISPENSERS, AND SUB - A S S EMBL IE S .

Additional Accomplishments AFTER 9/30/2021 Acquisition Rationale BOLSTERS ROCKET LAB’S END - TO -END SPACE SOLUTIONS ACROSS LAUNCH, SPACECRAFT, SPACE HARDWARE AND MANUFACTURING + Highly valued and strategic + With strategic infrastructure industry partner for global investments enables post customer base and particularly acquisition cost and lead time US Government Customers advancements that will benefit our growing customer base + Provides meaningful cross selling opportunities across component portfolio and active and future launch service agreements

Upcoming Business Activities Two missions for blacksky global scheduled in Q4 2021 THE MISSIONS ARE PART OF A FIVE - L A UN CH AGREEMENT SIGNED EARLIER THIS YEAR BETWEEN ROCKET LAB AND SPACEFLIGHT INC TO DEPLOY GEN - 2 SATELLITES FOR BLACKSKY’S CONSTELLATION.

Upcoming Business Activities Introducing helicopter operations to electron recovery CONTROLLED OCEAN SPLASHDOWN AND RECOVERY OF ELECTRON'S FIRST STAGE SCHEDULED FOR FIRST Bl A CK S K Y GLOBAL MISSION. FIRST TIME HELICOPTER OPERATIONS ARE BEING INTEGRATED AHEAD OF FUTURE AERIAL CAPTURE ATTEMPTS FOR R EUS A BIL IT Y.

REVIEW OF REVENUE RESULTS Space Systems grew 14% Q-o-Q $34.8M Revenue Space Systems contributed 79% of YTD (9/30/21) and the total revenue for representing Launch revenue declined 88% Q-o-Q Impacted Q3 and grew by 698% Y-o-Y for the by Covid Restrictions and Legacy Revenue 79% Year-on-Year Recognition Policy 9 month period revenue Growth ending 9/30/21 Revenue Revenue Q3 revenue of $5.3M slightly Quarter-over-Quarter Year-on-Year above guidance of $4-$5M driven by strength in $35 $14 $30 $9.6 $12 Space Systems $25 $10 $3.7 $1.2 $20 $8 $15 $6 Experienced strong revenue $25.2 $10 $4 $18.2 $7.6 $4.2 growth in Launch Services, 38% Y- $5 $2 o-Y for the 9 month period ending $1.1 $0 $0 9 Mo YTD '20 9 Mo YTD '21 Q2' 21 Q3' 21 9/30/21, on an equivalent number of launches Launch ($M) Space Systems ($M) Launch ($M) Space Systems ($M)

REVIEW OF Financial RESULTS R&D vs. SG&A Stock Based Compensation Q3 2021 OPEX impacted by non- Trending Including SBC recurring deSPAC related stock-based compensation charges $40 $24 $35 $21 Step-up in SG&A driven by deSPAC $30 $18 related deal expenses and public $25.7 $25 $15 $17.6 company costs Chart $20 $12 $15 $9 Net of stock based compensation $7.1 $10 $6 charges, growth rate in R&D investment $6.1 $14.2 $0.4 $0.4 $5 has outpaced SG&A, by approximately $3 $6.0 $8.5 $4.9 2x Y-o-Y demonstrating aggressive $0.4 $0 $0 $0.6 Q3' 20 Q2' 21 Q3' 21 Q3' 20 Q2' 21 Q3' 21 investments into TAM expanding capabilities R&D ($M) SG&A ($M) R&D ($M) SG&A ($M)

REVIEW OF Financial RESULTS Net Loss of $120.5M and $17.5M Adjusted EBITDA $35.6M Adjusted EBITDA Loss at low end of guidance Warrant expense on the Loss YTD (9/30/21) up 25% year- range of $17M to $20M mark to market valuation over-year driven by the effects of COVID restricting Launch Cadence was $34.5M. Q3 2021 $31.5M from deSPAC related stock-based compensation charges + Adjusted EBITDA one-time management redemption Year-on-Year $35 $15 -$5 -$9.4 -$25 -$17.5 -$12.6 -$28.4 Acquisition costs related to ASI and -$45 -$36.1 -$35.6 -$65 PSC were $0.7M in the quarter and -$85 -$88.0 $3.0M of interest expense from first -$105 -$125 full quarter impact of the term loan -$120.5 -$145 with Hercules 9 Mo YTD '20 9 Mo YTD '21 Q3' 20 Q3' 21 Net Income (Loss) ($M) Adj EBITDA ($M)

CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS Three Months Ended Nine Months Ended September 30, 2021 September 30, 2020 September 30, 2021 September 30, 2020 REVENUES 5,286,797 10,670,136 34,759,108 19,423,148 Cost of goods sold 7,232,616 11,160,332 31,234,371 17,424,924 Production costs 22,330,913 14,456,714 7,811,607 30,509,522 Launch costs 7,882,964 5,587,123 3,053,688 12,237,662 Recoveries (20,452,603) (9,538,117) (9,471,067) (30,644,872) COST OF GOODS SOLD 17,738,336 12,554,560 43,336,682 27,186,198 GROSS PROFIT (12,451,540) (1,884,424) (8,577,574) (7,763,050) GROSS MARGIN -236% -18% -25% -40% OPERATING EXPENSES: Research and development 14,189,385 4,903,069 29,796,731 11,008,517 Selling, general and administrative 25,655,285 6,057,446 39,347,053 17,377,674 Total operating expenses 39,844,670 10,960,515 69,143,784 28,386,191 OPERATING LOSS (52,296,210) (12,844,939) (77,721,358) (36,149,240) OTHER INCOME (EXPENSE): - Interest income, net (2,975,639) (29,480) (3,377,381) 213,399 Gain (loss) on foreign exchange 15,645 (128,764) (389,275) (564,120) Other income (expense), net (34,396,497) (601,800) (40,007,842) 190,987 Total Other income (expense), net (37,356,491) (760,044) (43,774,498) (159,734) LOSS BEFORE INCOME TAXES (89,652,700) (13,604,983) (121,495,856) (36,308,975) PROVISION FOR INCOME TAXES 1,683,559 999,609 979,353 251,058 NET LOSS (87,969,141) (12,605,374) (120,516,503) (36,057,916) OTHER COMPREHENSIVE LOSS Foreign currency translation adjustments (1,008,098) (262,776) 65,907 (630,420) COMPREHENSIVE LOSS (88,977,239) (12,868,150) (120,450,596) (36,688,337)

ADJUSTED EBITDA Three Months Ended Nine Months Ended September 30, 2021 September 30, 2020 September 30, 2021 September 30, 2020 NET LOSS (87,969,141) (12,605,374) (120,516,503) (36,057,916) Depreciation 1,945,088 1,767,225 5,499,868 4,591,771 Amortization 617,607 969,097 1,909,997 1,634,387 Stock Based Compensation* 31,516,699 1,194,018 33,895,801 3,104,235 Acquisition costs 659,108 - 659,108 833,505 Loss on extinguishment of debt - - 794,992 - Interest income (expense) 2,976,628 29,480 3,378,370 (213,399) Other Income/Expense Warrants 34,460,445 712,939 39,344,869 454,552 Income tax provisions (benefit) (1,683,559) (968,471) (979,353) (219,870) Foreign currency exchange (15,645) (464,169) 389,275 (2,515,964) ADJUSTED EBITDA (17,492,771) (9,365,254) (35,623,576) (28,388,700) *This includes $9.6M of compensation expense associated with the redemption

GAAP to Non-GAAP Reconciliations

	Three Months Ended		Nine Months Ended	
GAAP to Non-GAAP Reconciliations	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
GAAP Gross Margin	(12,451,540)	(1,884,424)	(8,577,574)	(7,763,050)
Stock-based compensation	7,937,018	359,890	8,540,567	1,075,030
Amortization of purchased intangible assets	55,721	75,535	168,185	88,198
Non-GAAP Gross Profit	(4,458,800)	(1,448,999)	131,178	(6,599,822)
Non-GAAP Gross Margin	-84%	-14%	0%	-34%
GAAP R&D Expenses	14,189,385	4,903,069	29,796,731	11,008,517
Stock-based compensation	(5,968,257)	(353,679)	(6,934,241)	(774,762)
Amortization of purchased intangible assets	(366,169)	(496,402)	(1,105,217)	(579,590)
Non-GAAP R&D expenses	7,854,960	4,052,989	21,757,273	9,654,166
GAAP SG&A Expenses	25,655,285	6,057,446	39,347,053	17,377,674
Stock-based compensation	(17,611,424)	(477,449)	(18,420,992)	(1,264,444)
Amortization of purchased intangible assets	(24,249)	(64,177)	(72,103)	(69,415)
Acquisition costs	(659,108)	-	(659,108)	(833,505)
Non-GAAP SG&A expenses	7,360,504	5,515,820	20,194,850	15,210,309
GAAP Operating Expenses	39,844,670	10,960,515	69,143,784	28,386,191
Stock-based compensation	(23,579,681)	(831,128)	(25,355,233)	(2,039,206)
Amortization of purchased intangible assets	(390,418)	(560,579)	(1,177,320)	(649,005)
Acquisition costs	(659,108)	-	(659,108)	(833,505)
Non-GAAP Operating expenses	15,215,464	9,568,808	41,952,123	24,864,475
GAAP Income (Loss) From Operations	(52,296,210)	(12,844,939)	(77,721,358)	(36,149,240)
Stock-based compensation	31,516,699	1,191,018	33,895,801	3,114,235
Amortizaton of purchased intangible assets	446,139	636,114	1,345,505	737,204
Acquisition costs	659,108	-	659,108	833,505
Total non-GAAP adjustments	32,621,945	1,827,132	35,900,413	4,684,944
Non-GAAP income (loss) from operations	(19,674,264)	(11,017,807)	(41,820,945)	(31,464,296)
GAAP and non-GAAP interest and other income (expense), net	(37,356,491)	(760,044)	(43,774,498)	(159,734)
Non-recurring interest and other income (expense), net	34,444,800	248,771	40,529,137	(2,061,413)
Non-GAAP interest and other income (exepense), net	(2,911,691)	(511,273)	(3,245,361)	(2,221,147)

Statement of Cash Flows

	Three Months Ended		Nine Months Ended	
CASH FLOWS FROM OPERATING ACTIVITIES:	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Net loss	(87,969)	(12,606)	(120,516)	(36,058)
Adjustments to reconcile net loss to net cash used in operating activities:	-	-		
Depreciation and amortization	2,563	2,737	7,410	6,400
Stock compensation expense	21,794	1,191	24,173	3,114
Loss on disposal of assets	8	(2,877)	63	574
Loss on debt extinguishment	-	-	496	-
Amortization of debt issuance costs and discount	697	-	846	-
Noncash lease expense	482	(317)	1,479	1,215
Noncash expense associated with liability-classified warrants	33,947	562	39,424	425
Deferred taxes	(3,095)	(642)	(3,707)	(1,102)
Changes in operating assets and liabilities:		-		
Accounts receivable	8,979	3,135	(10,601)	(2,659)
Contract assets	769	(1,368)	1,969	3,339
Inventories	(6,878)	(3,300)	(12,226)	(14,380)
Prepaids and other current assets	(4,668)	231	(1,871)	(644)
Trade payables	(1,114)	2,211	(4,497)	2,809
Accrued expenses	(80)	(1,246)	2,769	(1,095)
Employee benefits payables	478	(189)	1,234	1,217
Contract liabilities	20,025	5,871	25,031	17,772
Other current liabilities	838	(2,761)	(92)	(1,058)
Non-current lease liabilities	(66)	(454)	(1,258)	(1,175)
Other non-current liabilities	(4)	466	(3)	(110)
Net cash used in operating activities	**(13,294)**	**(9,317)**	**(49,877)**	**(21,416)**
		-		
CASH FLOWS FROM INVESTING ACTIVITIES:		-		
Purchases of property, equipment and software	(5,748)	(2,162)	(11,447)	(17,780)
Cash paid for acquisition, net of acquired cash	-	-	-	(12,208)
Net cash used in investing activities	**(5,748)**	**(2,158)**	**(11,447)**	**(29,985)**

	Three Months Ended		Nine Months Ended	
CASH FLOWS FROM FINANCING ACTIVITIES:	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Payment of deferred transaction costs associated with planned reverse recapitalization transaction	2,298	-	-	-
Proceeds from the exercise of stock options	2,018	346	2,790	369
Proceeds from long-term revolving line of credit	-	-	15,000	
Proceeds from long-term secured term loan	-	-	98,895	-
Repayments on long-term revolving line of credit	-	-	(15,000)	-
Net Proceeds from issuance of Series E-1 Preferred Stock	-	-	-	20,500
Proceeds from Business Combination and PIPE Investment, net of transaction costs	730,452	-	730,452	-
Repurchase of shares and options from management, net of amount recognized as compensation cost	(30,358)	-	(30,358)	-
Net cash provided by financing activities	**704,410**	**346**	**801,779**	**20,869**
Effect of exchange rate changes on cash and cash equivalents	(619)	(570)	(599)	(683)
Net increase (decrease) in cash and cash equivalents and restricted cash	684,749	(11,699)	739,856	(31,215)
Cash and cash equivalents, and restricted cash, beginning of period	109,041	78,179	53,933	97,694
Cash and cash equivalents, and restricted cash, end of period	793,790	66,481	793,789	66,479

FINANCIAL OUTLOOK

Q4 2021 Revenue Outlook

- Expect Q4 revenue to range between **$23 million and $25 million**. This does not include any contribution from Planetary Space Corporation as the deal has not closed. We expect the transaction to close during Q4
- Despite strong demand on our manifest, we are currently only planning for two launches in Q4 and anticipate Launch Service revenue of approximately **$14 million**
- With the addition of ASI and anticipated strong growth across Rocket Labs core Space Systems products and services, we anticipate Space Systems revenue to range between **$9 million and $11 million**

Q4 GAAP and Non-GAAP Gross Margins

- Expect GAAP gross margins of **13%***
- GAAP gross margins are expected to increase by **249%** over Q3, positively impacted by favorable mix of higher margin space system revenues, increased absorption of manufacturing overhead and step-down in stock based compensation after the Q3 catch up related to the deSPAC transaction and related expense for restricted stock units
- Expect Non-GAAP gross margins of **27%**

Q4 Operating Expense both GAAP and Non-GAAP, Interest Expense and Adjusted EBITDA

- Expect GAAP operating expenses* to range between **$24 million and $26 million**
- Expect Non-GAAP operating expenses to range between **$19 million and $21 million**
- Expect interest expense: **$2.8 million**
- Q4 Adjusted EBITDA** loss to range between **$9 million and $11 million,** which reflects adjustments for stock-based compensation, 3rd party fees associated with M&A activity, depreciation and amortization, FX gains and losses, interest expense, taxes and other recurring and non-recurring items

* Excludes impacts from the purchase price accounting of Advanced Solutions Inc (ASI) and the employee stock purchase plan that will be rolled out later this month.

**Excludes impacts of warrant expense

UPCOMING CONFERENCES UBS Aerospace / Space Investor Truist Securities Industrials Cannacord New Space Investor Conference in Miami, Florida Virtual Conference & Morgan Conference Stanley Space Summit in New November, 19, 2021 York City December, 9, 2021 December, 7, 2021